UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007 (March 19, 2007)

UAP RETIREMENT INCOME SAVINGS PLAN
(Full Title of Plan)

Delaware	000-51035	11-3708834
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UAP Holding Corp.

7251 W. 4th Street

Greeley, Colorado  80634

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (970) 356-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Preliminary Note

This Form 8-K/A amends and restates in its entirety the Item 4.01 disclosure contained in the current report on Form 8-K of UAP Holding Corp. (the “Company”) filed with the Securities and Exchange Commission on March 21, 2007.  This Form 8-K/A is being filed for the sole purpose of: (i)  replacing the word “changed” with the word “dismissed” in the second line of the first paragraph of Item 4.01, (ii) replacing and the word “change” with the word “dismissal” in the first line of the second paragraph of Item 4.01, (iii) attaching a new letter from Deloitte & Touche LLP to the SEC, and does not otherwise update, modify or amend any other disclosure set fort in the Form 8-K.

Item 4.01               Changes in Registrant’s Certifying Accountant.

Former Independent Accountant for Benefit Plans.

On March 19, 2007, the Company, as Plan Administrator for the UAP Retirement Income Savings Plan (the “Plan”), dismissed the independent accountant for the Plan.  Deloitte & Touche LLP (“Deloitte”) had been serving as the independent accountant for the Plan.

This dismissal did not result from any dissatisfaction with the quality of professional services rendered by Deloitte.  Deloitte remains the independent registered public accounting firm for the Company.  The change described above relates only to the Plans.  The change of independent accountants was approved by the Audit Committee of the Company.

During the years ended December 31, 2005 and 2004 and through the date of this Report:

Deloitte’s reports on the financial statements for the Plan did not contain any adverse opinions or disclaimers of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles;

There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred.

New Independent Accountant for Benefit Plans.

On March 19, 2007, the Plan retained Clifton Gunderson LLP (“Clifton Gunderson”) as the new independent accountant to audit the financial statements of the Plan for the fiscal year ended December 31, 2006 following an assessment of proposed audit plans by Clifton Gunderson and other audit service providers.  The Company’s Audit Committee approved the appointment of Clifton Gunderson.  During the years ended December 31, 2005 and 2004 and through the date of this Report, neither the Plan nor the Company consulted with Clifton Gunderson regarding:

The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, and no written reports were provided to the Plan nor was any oral advice provided or rendered that Clifton Gunderson concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

Any matter that was either the subject of a disagreement (as that term is defined in Item 304 of Regulation S-K) or a reportable event identified in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.              Financial Statements and Exhibits.

(d)                                                                                 Exhibits:

Exhibit 16                                         Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this current report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2007

UAP Retirement Income Savings Plan

/s/ David W. Bullock
David W. Bullock
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 26, 2007.